Exhibit 10.1

EXECUTION VERSION

EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 30, 2018 is by and among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

A.          Certain credit facilities have been provided to the Loan Parties pursuant to that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of December 12, 2014 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

B.          The Borrower has informed the Administrative Agent and Lenders that it intends to obtain (i) a new asset-based credit facility and (ii) a new term loan facility and use the proceeds of such new facilities to repay in full all Obligations under the Loan Documents.

C.          The Borrower has requested that the Lenders make certain amendments to the Credit Agreement.

D.          The Lenders have agreed to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.          Estoppel, Acknowledgement and Reaffirmation.  The Loan Parties hereby acknowledge and agree that, as of the date hereof, the Outstanding Amount of the Committed Loans and L/C Obligations constitute valid and subsisting obligations of the Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The Loan Parties hereby acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party.  Each of the Loan Parties hereby (i) acknowledges that it has granted Liens in favor of the Administrative Agent pursuant to, and is a party to, the Collateral Documents (including, with respect to certain Guarantors, pursuant to the Joinder Agreements executed by such Guarantors); (ii) reaffirms that each of the Liens created and granted in or pursuant to the Collateral Documents is valid and subsisting as of the date hereof; (iii) agrees that such Liens shall continue in effect as security for all Obligations under the Loan Document; and (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect such Liens.

3.          Audit Events.

(a)          The Administrative Agent and the Lenders hereby acknowledge and agree that, until the earlier of (x) April 30, 2018 and (y) such time as the Borrower has received a determination from its auditors that the financial statements of the Borrower as delivered prior to the date hereof impacted by the Audit Events (as defined below), or as the same may be restated as deemed necessary by its auditors, can be relied upon, notice of which shall be provided to the Administrative Agent promptly and in any event within one (1) Business Day:

(i)          any representations and warranties as to preparation of financial statements of the Borrower in accordance with GAAP made or deemed to be made by the Loan Parties in connection with the delivery of (x) such financial statements under Sections 6.01(a), 6.01(b), and 6.02(o) of the Credit Agreement or (y) a Request for Credit Extension delivered under Section 4.02(c) of the Credit Agreement, shall be deemed to be qualified in their entirety by reference to and disclosure of the Audit Events, and no such representation or warranty shall be deemed untrue solely as a result of the occurrence of the Audit Events; and

(ii)          the existence of the Audit Events shall not, in and of itself, constitute a failure to satisfy the condition precedent set forth in Section 4.02(a) of the Credit Agreement.

(b)          Prior to April 30, 2018, the Loan Parties shall not make any Investment pursuant to Section 7.02(e) or (f) of the Credit Agreement, except for the following in an aggregate amount not to exceed $4,000,000 at any one time outstanding: (i) payroll, settlement, and similar advances to employees, drivers (including independent contractors); consultants or other service providers to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes; (ii) reasonable and customary advances of relocation expenses to employees and repair expense to independent contractors in the ordinary course of business; and (iii) advances to the Borrower’s Mexican subsidiaries in the ordinary course of business based on accounts receivable generated by such subsidiaries not to exceed $750,000 at any one time outstanding.

“Audit Events” shall mean those certain events and potential events described on Annex A hereto.

4.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth below, the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definition of “Savannah Property” in its entirety and (ii) deleting the following definitions in their entirety and substituting the following therefor:
“Disbursement Budget” means that certain budget of monthly aggregate Disbursements for the months of December, January, February and March 2018 delivered prior to the Seventh Amendment Effective Date and for the month of April 2018 delivered prior to the Eighth Amendment Effective Date, in each case, prepared by the Borrower and approved by the Borrower Financial Advisor.

“Interest Payment Date” means, as to any Loan, the last Business Day of each calendar month and the Maturity Date.

“Sale or Financing Transaction” means (i) any Disposition by any Loan Party or Subsidiary of any parcel of real property, (ii) any single Disposition or series of related Dispositions by any Loan Party or Subsidiary of any other asset, or combination of assets constituting Collateral, with a fair market value greater than $50,000 in the aggregate (excluding the use of cash in the ordinary course of business) or (iii) incurrence by any Loan Party or Subsidiary of any Indebtedness that is secured by a Lien on any parcel of real property.

“Total Assets” means, with respect to Borrower and U.S. Guarantors that have granted Collateral to the Administrative Agent on a consolidated basis for any period, the sum of (i) the net book value of accounts receivable less than 90 days past due, plus (ii) 70% of the net book value of tractors and trailers constituting part of the Collateral not subject to any Lien (other than Liens in favor of Administrative Agent) plus (iii) up to $85,000,000 of the appraised value of real property assets constituting part of the Collateral not subject to any Lien (other than Liens in favor of Administrative Agent and Liens permitted under Section 7.01(c), (d) or (g)).

(b)          Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to such section in the appropriate alphabetical order:
“Eighth Amendment Effective Date” means March 30, 2018.
“Excluded Obligations” means those certain obligations of the Loan Parties identified by the Loan Parties in writing to the satisfaction of the Administrative Agent and the Lenders prior to the Eighth Amendment Effective Date.
(c)          Section 2.02(f) of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing with the following two sentences:
In the event that any Loan Party or Subsidiary consummates any Sale or Financing Transaction other than a Sale or Financing Transaction with respect to any parcel of real property located in Canada, the Maximum Outstanding Amount and the Maximum Borrowing Amount shall each be reduced by an amount equal to the aggregate amount of cash proceeds (net of any commissions and other reasonable and customary transaction costs incurred by such Loan Party in connection with such transaction) received by the Administrative Agent in connection with such Sale or Financing Transaction, rounded down to the nearest whole multiple of $10,000.  In the event that any Loan Party or Subsidiary consummates any Sale or Financing Transaction with respect to any parcel of real property located in Canada, the Maximum Outstanding Amount and the Maximum Borrowing Amount shall each be reduced by an amount equal to the amount by which, if any the aggregate amount of cash proceeds (net of any commissions and other reasonable and customary transaction costs incurred by such Loan Party in connection with such transaction) received by such Loan Party or Subsidiary in connection with all such Sale or Financing Transactions consummated after the Fifth Amendment Effective Date, rounded down to the nearest whole multiple of $100,000, exceeds $25,000,000.
(d)          Section 2.05(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)          If for any reason, at any time, the ratio of (a) Total Assets as set forth in the Asset Coverage Ratio Certificate delivered pursuant to Section 6.02(h) with respect to the last Business Day of the preceding calendar week to (b) Total Outstandings is less than (i) 1.05 to 1.0 at any time on or prior to April 30, 2018 or (ii) 1.85 to 1.0 at any time after April 30, 2018, the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in the aggregate amount necessary to reduce the Total Outstandings to an amount that would comply with the applicable foregoing ratio, without a corresponding reduction of the Aggregate Commitments, the Maximum Outstanding Amount or the Maximum Borrowing Amount.

(e)          Section 2.05(g) of the Credit Agreement is hereby amended and restated to read as follows:
(g)          Upon the consummation of any Sale or Financing Transaction permitted under Section 7.16, the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in an amount equal to the amount of cash proceeds (net of any commissions and other reasonable and customary transaction costs incurred by any Loan Party or Subsidiary in connection with such Sale or Financing Transaction) received by the applicable Loan Party or Subsidiary in connection with such Sale or Financing Transaction, without a corresponding reduction of the Aggregate Commitments but with a corresponding reduction of the Maximum Outstanding Amount and the Maximum Borrowing Amount as provided in Section 2.02(f).
(f)          Section 2.09(b) of the Credit Agreement is hereby amended by replacing the reference therein to “March 31, 2018” with a reference to “April 30, 2018”.
(g)          Section 4.02(f) of the Credit Agreement is hereby amended by replacing each occurrence of the date “March 31, 2018” in such section with the date “April 30, 2018”.
(h)          Section 6.02 of the Credit Agreement is hereby amended (i) by deleting the word “and” from the end of clause (w) of such section, (ii) replacing the period at the end of clause (x) of such section with a semicolon and (iii) adding the following new clauses (y) and (z) to such section:
(y)          on or before April 13, 2018, (i) a plan developed in consultation with the Borrower Financial Advisor with respect to a process to pursue one or more prospective transactions that would enable the Borrower to repay in full all Obligations under the Loan Documents, including proposed milestones that are specific, measurable and time-bound with respect to such process and (ii) a report setting forth (x) monthly financial statements (including balance sheet, income statement and statement of cash flows) for the months ended January 31, 2018 and February 28, 2018 and (y) revised forecasted financial statements (including balance sheet, income statement and statement of cash flows) for fiscal year 2018 on a monthly basis commencing with the month ending March 31, 2018; and
(z)          prior to 4:00 pm Eastern time on the third Business Day of each calendar week, a report identifying (i) any individual Disbursements in excess of $100,000 projected to be made during the following three calendar weeks and (ii) any individual Disbursements made during the preceding calendar week that exceeded $100,000.
(i)          Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.12          Financial Covenants.
(a)          Lease Adjusted Total Debt To EBITDAR Ratio.  Maintain on a consolidated basis the Lease Adjusted Total Debt to EBITDAR Ratio not exceeding 4.00 to 1.00 as of any fiscal quarter end, commencing with the fiscal quarter ending June 30, 2018.

(b)          Fixed Charge Coverage Ratio.  Maintain on a consolidated basis a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 as of each fiscal quarter end, commencing with the fiscal quarter ending June 30, 2018.
(c)          Asset Coverage Ratio.  Not permit the Asset Coverage Ratio to be less than (i) 1.05 to 1.0 as of the last Business Day of any calendar week ending on or prior to April 30, 2018 and (ii) 1.85 to 1.0 as of the last Business Day of any calendar week ending after April 30, 2018.
(d)          Maximum Disbursements.  Not permit the aggregate amount of Disbursements of the Loan Parties to exceed (i) $116,000,000 for the period beginning December 31, 2017 and ending February 3, 2018; (ii) $85,000,000 for the period beginning February 4, 2018 and ending March 3, 2018; (iii) $74,000,000 for the period beginning March 4, 2018 and ending March 31, 2018 (excluding Disbursements made to pay fees to the Lenders); and (iv) $83,500,000 for the period beginning April 1, 2018 and ending April 28, 2018.  To the extent that (x) $108,000,000 exceeds the actual Disbursements of the Loan Parties for the period beginning November 26, 2017 and ending December 30, 2017 or (y) the amount of Disbursements permitted with respect to any period set forth above exceeds the actual Disbursements of the Loan Parties for such period, such excess shall be added to the amount of Disbursements permitted with respect to the immediately succeeding period.
(e)          [Reserved.]
(f)          Adjusted EBITDAR.  Maintain Adjusted EBITDAR, on a trailing twelve month basis, not less than (i) $68,000,000 for the twelve-month period ending December 31, 2017, (ii) $69,000,000 for the twelve-month period ending January 31, 2018; (iii) $66,500,000 for the twelve-month period ending February 28, 2018; and (iv) $67,000,000 for the twelve-month period ending March 31, 2018.
(j)          Section 6.17 of the Credit Agreement is hereby amended by replacing the date “February 28, 2018” in such section (as such date has been extended from time to time prior to the date hereof) with the date “April 30, 2018”.
(k)          Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:
7.16          Sale or Financing Transactions.  Consummate, or agree to consummate, any Sale or Financing Transaction, other than any parcel of real property located in Canada, without (i) obtaining the prior written consent of the Required Lenders and (ii) complying with the requirements of Section 2.05(g).
(l)          Section 8.01(e)(i) of the Credit Agreement is hereby amended by (1) deleting the words “or, to the extent constituting Indebtedness, the Indebtedness under the purchase agreement for the Savannah Property, in each case” from such section and (2) replacing the words “and (z) Indebtedness under Swap Contracts” in such section with the following words: “, (z) Indebtedness under Swap Contracts and (zz) Indebtedness in respect of any Excluded Obligation so long as the applicable holder of such Excluded Obligation does not take any action against the applicable Loan Party that could reasonably be expected to have (i) a material adverse effect upon the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of Borrower or Borrower and its Subsidiaries taken as a whole or (ii) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party”.

5.          Accrued Fees.  The Loan Parties hereby acknowledge and agree that, as of the date hereof, the following fees incurred prior to the date hereof constitute valid and subsisting obligations of the Loan Parties to the Lenders and are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind:

(a)          $1,697,250 in respect of the remainder of the “Amendment Fee” that was incurred on the Fifth Amendment Effective Date (the “Fifth Amendment Fee”);

(b)          $163,100 in respect of the “Extension Fees” that were incurred in connection with the letter agreement dated as of July 31, 2017 between the Borrower and the Administrative Agent (the “July Extension Fee”);

(c)          $221,300 in respect of the “Extension Fee” that was incurred on the Sixth Amendment Effective Date (the “September Extension Fee”);

(d)          $553,250 in respect of the “Sixth Amendment Fee” that was incurred on the Sixth Amendment Effective Date (the “Sixth Amendment Fee”); and

(e)          $5,950,000 in respect of the “Seventh Amendment Fee” that was incurred pursuant to the Seventh Amendment to Amendment and Restated Credit Agreement dated as of the Seventh Amendment Effective Date (the “Seventh Amendment Fee”), which amount, when paid, shall constitute payment in full of the Seventh Amendment Fee.

Each of the Lenders and Loan Parties hereby agrees that, notwithstanding anything to the contrary set forth in any Loan Document, (i) the Fifth Amendment Fee, July Extension Fee, September Extension Fee, and Sixth Amendment Fee (collectively, the “Closing Date Fees”) shall be due and payable as of the Eighth Amendment Effective Date; and (ii) the Seventh Amendment Fee shall be due and payable upon the earliest to occur of April 30, 2018, acceleration of any Obligations under the Loan Documents or repayment in full of the Obligations under the Loan Documents (other than L/C Obligations and any other contingent Obligations which, by their express terms, survive termination of the Loan Documents).

6.          Eighth Amendment Fee.  In consideration of the Lenders’ agreements set forth herein, the Borrower shall pay to the Administrative Agent, for the account of each Lender according to its Applicable Percentage, an amendment fee (the “Eighth Amendment Fee”) in an amount equal to 1.20% of the Maximum Outstanding Amount as of the Eighth Amendment Effective Date, which fee shall be fully-earned and non-refundable as of the date hereof.  The Eighth Amendment Fee shall be due and payable upon the earliest to occur of April 30, 2018, acceleration of any Obligations under the Loan Documents or repayment in full of the Obligations under the Loan Documents (other than L/C Obligations and any other contingent Obligations which, by their express terms, survive termination of the Loan Documents).

7.          Eminent Domain Action.  The Lenders hereby authorize and direct the Administrative Agent to execute and deliver to the Loan Parties (a) a consent stating that the Administrative Agent, as the holder of a Deed of Trust encumbering that certain parcel of real property located at 5417 US Hwy 301 South, Hope Mills, NC 28348 (the “Hope Mills Property”), does not oppose the eminent domain civil action filed by the Department of Transportation against Taylor Express, Inc., et. al., in the General Courts of Justice, Superior Court Division, Cumberland County, North Carolina, File No. 17 CV 9191 (the “Eminent Domain Action”) and (b) the Application for Disbursement of Deposit that the Loan Parties have requested from the Administrative Agent concerning the proposed distribution of a deposit in the amount of $39,425 to the applicable Loan Parties with respect to the Eminent Domain Action.

8.          Letters of Credit.  Each of the Lenders hereby requests and authorizes the L/C Issuer to, upon the request of the Borrower, (i) extend the expiry date of any Letter of Credit that has been issued under the Credit Agreement to an expiry date that is later than the Maturity Date notwithstanding the limitations set forth in Section 2.03(b)(iv) of the Credit Agreement and (ii) issue any Letter of Credit under the Credit Agreement with an expiry date that is later than the Maturity Date notwithstanding the limitations set forth in Section 2.03(a)(ii)(B) of the Credit Agreement; provided that (1) the expiry date of any such Letter of Credit shall not be later December 12, 2019 and (2) all other limitations and other provisions in the Credit Agreement with respect to the issuance and extension of Letters of Credit shall remain applicable.  Each of the Lenders hereby acknowledges and agrees that the Lenders’ obligations under Section 2.03 of the Credit Agreement shall continue and remain in full force and effect with respect to each such Letter of Credit.  Each of the Loan Parties hereby acknowledges and agrees that upon the earlier of (a) the Maturity Date and (b) repayment in full of all Obligations (other than L/C Obligations and any other contingent Obligations which, by their express terms, survive termination of the Loan Documents), the Loan Parties will either (i) Cash Collateralize the Obligations at 105% of the Dollar Equivalent of the L/C Obligations or (ii) obtain replacement letters of credit, or take such other actions, that would permit the termination of the L/C Obligations in a manner satisfactory to the L/C Issuer, the Administrative Agent and each Lender.

9.          Reporting.  For the avoidance of doubt, the Loan Parties shall deliver a Compliance Certificate and all other financial reports with respect to the fiscal quarter ending March 31, 2018 as and when required under the Credit Agreement notwithstanding the absence of financial covenants with respect to such fiscal quarter.

10.          Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent:

(a)          receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, each Lender and the Administrative Agent;

(b)          receipt by the Administrative Agent of an updated budget of monthly aggregate Disbursements for the month of April 2018 prepared by the Borrower, approved by the Borrower Financial Advisor and in form and substance reasonably acceptable to the Lenders;

(c)          receipt by the Administrative Agent of payment in respect of all Closing Date Fees;

(d)          receipt of the Administrative Agent of counterparts of the Second Amendment to Security and Pledge Agreement in the form attached hereto as Annex B duly executed by the Borrower and each U.S. Guarantor;

(e)          receipt of the Administrative Agent of a letter from the Borrower identifying the Excluded Obligations to the satisfaction of the Lenders;

(f)          receipt by the Administrative Agent of opinions of legal counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof;

(g)          receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment and (B) in the case of the Borrower, certifying that, after giving effect to this Amendment, (1) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (2) no Default exists after giving effect to this Amendment;

(h)          receipt by the Administrative Agent of reimbursement from the Borrower for all reasonable and documented fees and costs (including without limitation (A) all costs incurred in connection with appraisals and perfection of Liens on Vehicles and (B) to the extent invoiced to the Borrower at least one Business Day prior to the Eighth Amendment Effective Date, reasonable fees and costs of (i) counsel to the Administrative Agent and (ii) the Agent Financial Advisor) incurred in connection with the Loan Documents through the Eighth Amendment Effective Date; and

(i)          receipt by each Lender of reimbursement from the Borrower for all reasonable fees and costs of counsel to such Lender incurred in connection with the Loan Documents through the Eighth Amendment Effective Date to the extent invoiced to the Borrower at least one Business Day prior to the Eighth Amendment Effective Date.

11.          Payment of Fees and Expenses.  Promptly, and in any event within 5 Business Days of demand therefor, the Borrower shall reimburse the Administrative Agent for all fees and expenses of the Administrative Agent (including without limitation, all fees and expenses of counsel and financial advisors to the Administrative Agent and all appraisal, inspection and other costs incurred by the Administrative Agent) and any Lender for all fees and expenses of counsel to such Lender, in each case, incurred in connection with the Loan Documents, including without limitation this Amendment.

12.          Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties may have or claim to have against any entity or other Person within the Lender Group.

13.          Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

14.          Representations and Warranties; No Default.  Each Loan Party represents and warrants to the Administrative Agent and each Lender that (a) any forecasts of cash flows and other projections delivered to the Administrative Agent or any Lender prior to the Eighth Amendment Effective Date reflect the Borrower’s good faith estimate of the matters described therein, (b) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (c) after giving effect to this Amendment, no Default exists, including without limitation any Default under Section 8.01(e) of the Credit Agreement.

15.          No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

16.          Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

17.          Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
18.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Indiana.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	CELADON GROUP, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON LOGISTICS SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY EQUIPMENT LEASING, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TRANSPORTATION SERVICES INSURANCE COMPANY, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
EIGHTH AMENDMENT

GUARANTORS:	A&S SERVICES GROUP, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

OSBORN TRANSPORTATION, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON CANADIAN HOLDINGS, LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

HYNDMAN TRANSPORT LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

AQ, LLC
(f/k/a AMERICAN QUALITY, LLC)

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

BEE LINE, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
EIGHTH AMENDMENT

GUARANTORS:	BUCKLER TRANSPORT, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON DRIVING ACADEMY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON REALTY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

DISTRIBUTION, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

EAGLE LOGISTICS SERVICES INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
EIGHTH AMENDMENT

GUARANTORS:	HOME MANAGEMENT PROS LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

PRO TECH, LLC
(f/k/a PROSAIR TECHNOLOGIES, LLC)

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

QUALITY COMPANIES LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TAYLOR EXPRESS, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
EIGHTH AMENDMENT

GUARANTORS:	THE AMERICAN FRANCHISING GROUP LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

A&S REAL ESTATE HOLDINGS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER LOGISTICS, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

HUNT VALLEY EQUIPMENT CO., LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

J. DAVID BUCKLER, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY BUSINESS SERVICES, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY INSURANCE LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer
CELADON GROUP, INC.
EIGHTH AMENDMENT

GUARANTORS:	VORBAS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

A&S KINARD LOGISTICS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER DISTRIBUTION CENTER, L.P.

	By:	J. David Buckler, Inc., its general partner

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer
CELADON GROUP, INC.
EIGHTH AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Kristine Netjes
	Name:	Kristine Netjes
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

	By:	/s/ John F. Kendrick
	Name:	John F. Kendrick
	Title:	Vice President

CELADON GROUP, INC.
EIGHTH AMENDMENT

Annex A
Audit Events

“Audit Events” shall include the following:

(1) On April 25, 2017, BKD, LLP (“BKD”), the independent auditors for the Borrower, informed the chair of the Audit Committee of the Borrower’s Board of Directors (the “Audit Committee”) that it was withdrawing its reports on the June 30, 2016, September 30, 2016, and December 31, 2016 financial statements of the Borrower, and that those reports should no longer be relied upon due to additional information that BKD received relating to transactions involving revenue equipment held for sale that came to BKD’s attention subsequent to BKD’s issuance of its audit report on the Borrower’s June 30, 2016 financial statements and after the issuance of BKD’s review reports on the Borrower’s September 30, 2016 and December 31, 2016 interim financial statements.  BKD further advised the Borrower that this additional information was not known to it at the time these reports were issued, and that in accordance with PCAOB Auditing Standard 2905, BKD had performed procedures to evaluate this information, including requesting explanations and supporting documentation from the Borrower’s management.  Based on the results of BKD’s procedures, BKD advised the Borrower that BKD was unable to obtain sufficient appropriate audit evidence to provide a reasonable basis to support its previously issued reports for the periods indicated above.  The Audit Committee has discussed these matters with BKD. The Borrower has provided Administrative Agent with a true, correct, and complete copy of BKD’s letter regarding the foregoing.

(2) The expected restatement of financial statements for Borrower’s 2014, 2015, and 2016 fiscal years (and any prior years), to reflect changes relating to one or more of the following: (i) carrying values of equipment held for sale; (ii) equipment sale transactions with Element Financial Corp. and its affiliates; (iii) the reclassification of certain equipment leases from operating leases to capital leases; (iv) the Borrower’s investment in 19th Capital Group, LLC; (v) changes in historical amounts, that were originally based on estimates, in order to reflect differences in actual results experienced, including, without limitation, depreciation policies applicable to tractors and trailers, reserves applicable to claims and accounts receivable, foreign currency gains and losses, and the Borrower’s deferred income tax liability; (vi) other items identified in connection with the restatement process; and (vii) carryforward impacts of all of the foregoing changes into unreported periods.

Annex B
Form of
Second Amendment to Security and Pledge Agreement

(attached)

SECOND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT
THIS SECOND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT (this “Amendment”), dated as of March 30, 2018, is entered into among CELADON GROUP, INC., a Delaware Corporation  (the “Borrower”), the other parties identified as “Grantors” on the signature pages hereto (together with the Borrower, each individually a “Grantor”, and collectively, the “Grantors”) and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referenced below).

RECITALS

WHEREAS, the parties hereto entered into a certain Security and Pledge Agreement, dated as of December 12, 2014 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Security Agreement”).

WHEREAS, the parties hereto desire to amend the Security Agreement, all as herein provided.
NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Security Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:
Part I.  Amendatory Provisions
For the express purpose of granting to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in any and all right, title and interest of each Grantor in and to certain Commercial Tort Claims, the Security Agreement is hereby amended by substituting Schedule 3(k) (Commercial Tort Claims) hereto in lieu of the existing Schedule 3(k); and, to the extent not otherwise effectively granted by this Amendment and the Security Agreement, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to the commercial tort claims described in Schedule 3(k), whether now owned or existing or owned, acquired, or arising hereafter, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations. For the avoidance of doubt, the foregoing does not constitute any representation or warranty under Section 3(k) of the Security Agreement as to whether such commercial tort claims were in existence as of the Closing Date.
Part II.  Continuing Effect
All other terms, conditions, provisions, representations and warranties set forth in the Security Agreement not specifically modified hereby shall remain unchanged and shall continue in full force and effect.  This Amendment shall, wherever possible, be construed in a manner consistent with the Security Agreement; provided, however, in the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Security Agreement, the terms of this Amendment shall control.  Capitalized terms used herein and not herein defined shall have the meaning ascribed thereto in the Security Agreement.
Part III.  Waiver
No provision hereof shall constitute a waiver of any of the terms or conditions of the Security Agreement other than those terms or conditions expressly amended herein. Each Grantor hereby represents, warrants, covenants and agrees that there exist no offsets, counterclaims or defenses to payment or performance of the obligations set forth in the Security Agreement and, in consideration hereof, expressly waives any and all such offsets, counterclaims and defenses arising out of any alleged acts, transactions or omissions on the part of the Administrative Agent or the Secured Parties on or prior to the date hereof.
Part IV.  Counterparts
This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart signature page of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

In Witness Whereof, each of the parties hereto has caused a counterpart of this Second Amendment to Security and Pledge Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	CELADON GROUP, INC.

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON TRUCKING SERVICES, INC.

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON LOGISTICS SERVICES, INC.

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY EQUIPMENT LEASING, LLC

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TRANSPORTATION SERVICES INSURANCE COMPANY, INC.

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
SECOND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

GRANTORS:	A&S SERVICES GROUP, LLC

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

OSBORN TRANSPORTATION, INC.

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

AQ, LLC
(f/k/a AMERICAN QUALITY, LLC)

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

BEE LINE, INC.

By:
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
SECOND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

GRANTORS:	BUCKLER TRANSPORT, INC.

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON DRIVING ACADEMY, LLC

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON REALTY, LLC

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

DISTRIBUTION, INC.

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

EAGLE LOGISTICS SERVICES INC.

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

HOME MANAGEMENT PROS LLC

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

PRO TECH, LLC
(f/k/a PROSAIR TECHNOLOGIES, LLC)

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
SECOND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

GRANTORS:	THE QUALITY COMPANIES LLC

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TAYLOR EXPRESS, INC.

By:
	Name:	Chase Welsh
	Title:	Secretary

THE AMERICAN FRANCHISING GROUP LLC

By:
	Name:	Paul Svindland
	Title:	Chief Executive Officer

A&S REAL ESTATE HOLDINGS, LLC

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER LOGISTICS, INC.

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

HUNT VALLEY EQUIPMENT CO., LLC

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

J. DAVID BUCKLER, INC.

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
SECOND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

GRANTORS:	QUALITY BUSINESS SERVICES, LLC

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY INSURANCE LLC

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

VORBAS, LLC

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

A&S KINARD LOGISTICS, LLC

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER DISTRIBUTION CENTER, L.P.

	By:	J. David Buckler, Inc., its general partner

By:
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
SECOND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

Acknowledged and accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

CELADON GROUP, INC.
SECOND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

Schedule 3(k)

Commercial Tort Claims

Any and all Commercial Tort Claims held or maintained by any of the Grantors arising as a result of, or in connection with, (i) the withdrawal of the independent auditor’s reports with respect to the June 30, 2016, September 30, 2016, and December 31, 2016 financial statements of Celadon Group, Inc., (ii) the expected or actual restatement of Celadon Group, Inc.’s financial statement for the 2014, 2015 and/or 2016 fiscal years, and/or (iii) any circumstances giving rise to such withdrawal and/or restatement.

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